EXHIBIT 10.13

                        ADDENDUM TO EMPLOYMENT AGREEMENTS

      This Addendum, dated as of May 19, 2005, to the Employment Agreement between Terra Insight Corporation ("TIC") and the respective undersigned employees, dated as of January 7, 2005, clarifies the rights and obligations of the parties, giving effect to the reverse acquisition (the "Reverse Acquisition") between TIC and CompuPrint, Inc. (the "Corporation").

      The incentive-based stock options described in the employment agreement shall be exercisable at $0.32 per share and shall be options to purchase shares of common stock of the Corporation.

      The number of shares underlying the stock options shall be 1,033,334 for Railyan, and 1,033,333 for Rozenberg, and Brecher.

      Any reference to "change in control" does not include transactions effected by or contemplated by the Reverse Acquisition.

Dated:  May 19, 2005

                                          Terra Insight Corporation

                                          By:   /s/ Roman Rozenberg
                                             ---------------------------------
                                          Name:  Roman Rozenberg
                                          Title:  Chief Executive Officer


                                          CompuPrint, Inc.

                                          By:   /s/ Roman Rozenberg
                                             ---------------------------------
                                          Name:  Roman Rozenberg
                                          Title:  Chief Executive Officer


                                          /s/ Ivan Railyan
                                          ------------------------------------
                                          Ivan Railyan

                                          /s/ Roman Rozenberg
                                          ------------------------------------
                                          Roman Rozenberg

                                          /s/ Dan Brecher
                                          ------------------------------------
                                          Dan Brecher